UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2008

CompuCredit Corporation

(Exact name of registrant as specified in its charter)

Georgia	000-25751	58-2336689
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Five Concourse Parkway, Suite 400, Atlanta, Georgia 30328

(Address of principal executive offices)

Registrant’s telephone number, including area code:     770-828-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On July 15, 2008, Jefferson Capital Systems LLC, a subsidiary of the Company, gave written notice to Midland Credit Management, Inc. and Midland Funding LLC, both subsidiaries of Encore Capital Group, Inc., that they had breached their obligations under the Asset Purchase and Forward Flow Agreement dated June 2, 2005, as amended, and the Amended and Restated Collection Agreement dated June 2, 2005, as amended, with Jefferson Capital. A copy of Jefferson Capital’s notice is attached hereto as Exhibit 99.1 and incorporated by reference. A copy of a previous notice sent to Encore Capital Group, Inc. is attached hereto as Exhibit 99.2 and incorporated herein by reference.

The information contained in this filing is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, except to the extent expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description of Exhibit
99.1	Notice of breach dated July 15, 2008
99.2	Notice dated July 9, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUCREDIT CORPORATION

Dated: July 15, 2008	By:	/s/ J.Paul Whitehead, III
Name: J.Paul Whitehead, III
Title: Chief Financial Officer

EXHIBIT INDEX

Form 8-K

July 15, 2008

Exhibit Number	Description of Exhibit
99.1	Notice of Breach dated July 15, 2008
99.2	Notice dated July 9, 2008